VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

Option 1:	Automated Touch Tone Voting: Call toll-free 1-800-221-0697 and follow the recorded instructions.	T. Rowe Price Invest With Confidence Ram Logo
Option 2:	On the Internet at www.proxyvote.com and follow the on-screen instructions.
Option 3:	Return this proxy card using the enclosed envelope.
999 999 999 999 99** (LEFT ARROW)

T. Rowe Price Developing Technologies Fund, Inc.

MEETING TIME:  8:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and Brian C. Rogers as proxies to vote all Developing Technologies Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held on October 21, 2008 at 8:00 a.m., ET at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, and at any adjournments of the meeting. Messrs. Bernard and Rogers may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Rogers to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Developing Technologies Fund`s Notice of Special Meeting of Shareholders and proxy statement.

(DOWN ARROW)PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date: __________________________

_______________________________________
Signature(s) (and Title(s), if applicable) (Sign in the Box)

NOTE:  Please sign exactly as name appears on this proxy.
Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign,

and where more than one name appears, a majority must sign.
If a corporation, this signature should be that of an
authorized officer who should state his or her title.

(DOWN ARROW)(DOWN ARROW)

CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion of this proposal.

THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

(DOWN ARROW)(DOWN ARROW)

Please fill in box as shown using black or blue ink or number 2 pencil. / X /

PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
1.	To approve or disapprove an Agreement and Plan of Reorganization ("Plan"). The Plan provides for the transfer of substantially all of the assets of T. Rowe Price Developing Technologies Fund, Inc. (the "Developing Technologies Fund") to T. Rowe Price Science & Technology Fund, Inc. (the "Science & Technology Fund"), in exchange for shares of the Science & Technology Fund, and the distribution of the Science & Technology Fund shares to the shareholders of the Developing Technologies Fund in liquidation of the Developing Technologies Fund.	/ /	/ /	/ /	1.

(DOWN ARROW)	PLEASE SIGN ON THE REVERSE SIDE	(DOWN ARROW)

DTF-2008

Proxy Information

This proxy material concerns the T. Rowe Price
Developing Technologies Fund

September 5, 2008

Dear Shareholder:

We cordially invite you to attend a special meeting of shareholders of the T. Rowe Price Developing Technologies Fund ("Developing Technologies Fund") on Tuesday, October 21, 2008. The purpose of the meeting is to vote on a proposed transaction involving your fund that was recommended by your fund`s Board of Directors. Under the transaction, you would become a shareholder of the T. Rowe Price Science & Technology Fund ("Science & Technology Fund"). The value of your account in the Science & Technology Fund will be the same as it was in the Developing Technologies Fund on the valuation date of the transaction, which is expected to be November 14, 2008. The reasons we are recommending this transaction are briefly summarized below. The accompanying proxy statement contains detailed information on the transaction and comparisons of the funds. We ask you to read the enclosed information carefully and register your vote.

The directors and management of the Developing Technologies Fund considered the following in making their recommendation:

The objectives of the two funds are similar in that the Science & Technology Fund seeks to provide long-term capital appreciation and the Developing Technologies Fund seeks to provide long-term capital growth. Although the funds` investment programs have some similarities, they differ in that the Developing Technologies Fund focuses on emerging companies with developing technologies and services. The Science & Technology Fund is a much larger, more diversified fund that allocates its investments across a broad array of technology companies.

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The small size of the Developing Technologies Fund has caused the fund`s expenses to remain relatively high. As of June 30, 2008, the Science & Technology Fund`s expense ratio was 0.97% while Developing Technologies Fund`s was 1.50%. The Science & Technology Fund is also much larger than the Developing Technologies Fund and has greater efficiencies in terms of portfolio investing, trading, and execution.
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The average annual total returns of the funds through June 30, 2008, are set forth below. Additional performance information for the funds is available in the proxy statement.
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Average Annual Total Returns
Periods ended June 30, 2008	1 year	3 years	5 years	Since inception (8/31/00)
Developing Technologies	-17.92%	2.92%	6.27%	-9.96%
Periods ended June 30, 2008	1 year	3 years	5 years	10 years
Science & Technology	-6.60	5.61	7.52	-0.09

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The transaction is not expected to create any tax liabilities for you; the exchange of shares will not be a taxable event. As a shareholder in the Developing Technologies Fund, you will carry over your cost basis and holding periods which will apply to shares you will hold in the Science & Technology Fund. It should be noted, however, that the Developing Technologies Fund is expected to sell some of its holdings prior to the transaction in order to align its portfolio with the Science & Technology Fund. This could result in the distribution of taxable gains to shareholders of the Developing Technologies Fund. It is not possible to determine at this time if this will occur.
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The services you have selected for your Developing Technologies Fund account would generally apply to your account in the Science & Technology Fund, including the reinvestment or distribution of any dividends and capital gains.

For these reasons, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction. A more detailed comparative summary of the funds is set forth in the accompanying proxy statement. If the proposal is approved on October 21, the transaction will take place shortly thereafter, and you will own shares of equal value in the Science & Technology Fund on the day of the transaction.

We realize it may be difficult for you to attend the meeting to vote your shares; however, we need your vote. You may vote by mail, telephone, or through the Internet, as explained on the enclosed card. By voting promptly, you help avoid the expense of additional mailings.

Your vote is extremely important. If you have any questions, please call us at 1-800-541-5910.

Sincerely,

Edward C. Bernard
Chairman of the Board

T. Rowe Price Developing Technologies Fund, Inc.

Notice of Special Meeting of Shareholders

T. Rowe Price Funds
100 East Pratt Street
Baltimore, Maryland 21202

Patricia B. Lippert
Secretary

September 5, 2008

A special meeting of shareholders of the T. Rowe Price Developing Technologies Fund ("Developing Technologies Fund"), will be held on Tuesday, October 21, 2008, at 8 a.m., eastern time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007. The following matters will be considered and acted upon at that time:

To consider and act upon a proposal to approve or disapprove an Agreement and Plan of Reorganization (Plan) for the Developing Technologies Fund. The Plan provides for the transfer of substantially all of the assets of the Developing Technologies Fund to the T. Rowe Price Science & Technology Fund ("Science & Technology Fund"), in exchange for shares of the Science & Technology Fund, and the distribution of the Science & Technology Fund shares to the shareholders of the Developing Technologies Fund in liquidation of the Developing Technologies Fund; and

Transacting such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on August 25, 2008, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. The Board of Directors of the fund recommends that you vote in favor of this proposal.

PATRICIA B. LIPPERT

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YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods: 1. Vote by Internet.* Read the proxy statement. Go to the proxy voting link found on your proxy card. Enter the control number found on your proxy card. Follow the instructions using your proxy card as a guide.2. Vote by telephone.* Read the proxy statement. Call the toll-free number found on your proxy card. Enter the control number found on your proxy card. Follow the recorded instructions using your proxy card as a guide.3. Vote by mail. Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.*If you vote by telephone or access the Internet voting site, your vote must be received no later than 12 midnight, eastern time, on October 20, 2008.Your prompt response will help assure a quorum at the meeting and avoid the additional expense of further solicitation.

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Acquisition of the Assets of the

T. ROWE PRICE Developing Technologies Fund, Inc.

By and in Exchange for Shares of the

T. ROWE PRICE Science & Technology Fund, INC.

100 East Pratt Street

Baltimore, Maryland 21202

Special Meeting of Shareholders — October 21, 2008

COMBINED PROXY STATEMENT AND PROSPECTUS

This Statement was first mailed to shareholders on or about September 5, 2008.

This Combined Proxy Statement and Prospectus (Statement) is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of T. Rowe Price Developing Technologies Fund, Inc. (the "Developing Technologies Fund"), for use at a special meeting of shareholders of the Developing Technologies Fund to be held on Tuesday, October 21, 2008. At the meeting, shareholders of the Developing Technologies Fund will be asked to approve or disapprove an Agreement and Plan of Reorganization dated August 26, 2008 (Plan). A copy of the Plan is included as Exhibit A to this Statement. If you have any questions, please feel free to call us toll-free at 1800541-5910.

If the recommendation of the Board is approved, you will become a shareholder in the T. Rowe Price Science & Technology Fund and the value of the share balance in your account will be the same as it was in the Developing Technologies Fund on the business day preceding the day of the reorganization.

The proposed Plan provides for the transfer of substantially all of the assets of the Developing Technologies Fund to T. Rowe Price Science & Technology Fund, Inc. (the "Science & Technology Fund") in exchange for shares of the Science & Technology Fund. Following the transfer, the Science & Technology Fund shares received in the exchange will be distributed to Developing Technologies Fund shareholders in complete liquidation of the Developing Technologies Fund. Shareholders of the Developing Technologies Fund will receive Science & Technology Fund shares having an aggregate net asset value equal to the aggregate net asset value of their Developing Technologies Fund shares on the business day immediately preceding the closing date of the reorganization.

The investment objective, policies, and restrictions of the Science & Technology Fund and Developing Technologies Fund are similar, but differ in certain respects. See "Comparison of Investment Objectives and Policies."

This Statement sets forth concisely the information you should know about the Science & Technology Fund and the Plan before voting on the Plan and the contemplated transaction. Please read this Statement and keep it for future reference. Further information about the Science & Technology Fund is contained in its prospectus dated May 1, 2008, and shareholder report dated June 30, 2008. The prospectus accompanies this Statement and is incorporated by reference herein (legally considered to be a part of this Statement). Copies of the prospectus and report are also available at no cost by calling 1-800-225-5132; by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, Maryland 21117; or by visiting our Web site at troweprice.com.

Additional information relating to this Statement, and about the proposed transaction, is contained in a Statement of Additional Information dated September 5, 2008. The Statement of Additional Information is available, without charge, upon request by calling the phone number or writing to the address listed above. The Statement of Additional Information is incorporated by reference into this Statement.

A current prospectus, Statement of Additional Information, and shareholder reports for the Developing Technologies Fund are available without charge by phone, mail, or on our Web site as indicated above.

All of the above-referenced documents are also on file with the Securities and Exchange Commission and available on its Web site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

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Summary	8
Reasons for the Reorganization	13
Information About the Reorganization	15
Financial Statements	21
Comparison of Investment Objectives, Policies, and Restrictions	23
Additional Information About the Funds	26
Further Information About Voting and the Special Meeting	37
Legal Matters	41
Exhibit A — Agreement and Plan of Reorganization	42
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No person has been authorized to give any information or to make any representations other than what is in this Statement or in the materials expressly incorporated herein by reference. Any such other information or representation should not be relied upon as having been authorized by the Developing Technologies Fund or Science & Technology Fund.

SUMMARY

The information contained in this summary is qualified by reference to the more detailed information appearing elsewhere in this Statement, and in the Plan, which is included as Exhibit A to this Statement.

What are shareholders being asked to vote on?

At a meeting held on July 22, 2008, the Board of the Developing Technologies Fund, including a majority of the independent directors, approved submitting the Plan to shareholders. The Plan provides for the transfer of substantially all the assets of the Developing Technologies Fund to the Science & Technology Fund in exchange for shares of the Science & Technology Fund. Following the transfer, the Science & Technology Fund shares received in the exchange will be distributed to shareholders of the Developing Technologies Fund in complete liquidation of the Developing Technologies Fund. As a result of the proposed transaction, (1) you will cease being a shareholder of the Developing Technologies Fund; (2) instead you will become an owner of shares of the Science & Technology Fund; and (3) the value of your account in the Science & Technology Fund will equal the value of your account in the Developing Technologies Fund as of the business day immediately preceding the closing date of the reorganization.

What vote is required to approve the Plan?

Approval of the Plan for the Developing Technologies Fund requires an affirmative vote of the lesser of (a) 67% or more of the fund`s shares present at the meeting in person or by proxy if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund`s outstanding shares. The Board recommends that shareholders of the fund vote FOR the proposal.

Will there be any tax consequences to the Developing Technologies Fund or its shareholders?

The reorganization is designed to have no adverse tax consequences to the Developing Technologies Fund or its shareholders.

In the opinion of counsel to the fund, for federal income tax purposes:

no gain or loss will be recognized by the Developing Technologies Fund or its shareholders as a result of the reorganization,

the holding period and adjusted basis of the Science & Technology Fund shares received by a shareholder will have the same holding period and adjusted basis of the shareholder`s shares of the Developing Technologies Fund, and the Science & Technology Fund will assume the holding period and adjusted basis of each asset of the Developing Technologies Fund that is transferred to the Science & Technology Fund that the asset had immediately prior to the reorganization. See "Information About the Reorganization — Tax Considerations."

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It should be noted, however, that the Developing Technologies Fund is expected to sell some of its holdings prior to the reorganization in order to align its portfolio with the Science & Technology Fund. This could result in the distribution of taxable gains to shareholders of the Developing Technologies Fund. It is not possible to determine at this time if this will occur.
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What are the investment objectives and policies of Developing Technologies Fund and the Science & Technology Fund?
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The Developing Technologies Fund seeks to provide long-term capital growth. The Science & Technology Fund seeks to provide long-term capital appreciation. The Developing Technologies Fund focuses on emerging companies developing new technologies and services while the Science & Technology Fund invests in a broader array of technology companies. The investment policies and restrictions of the Developing Technologies Fund and the Science & Technology Fund are similar in many respects, although there are differences that fund shareholders should consider. See "Comparison of Investment Objectives and Policies."
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What are the management arrangements?

The Developing Technologies Fund and the Science & Technology Fund are advised and managed by T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling firm founded by Mr. Thomas Rowe Price, Jr., in 1937. As of June 30, 2008, T. Rowe Price and its affiliates managed over $400 billion for more than 10.5 million individual and institutional shareholders in our mutual funds and other accounts.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price  — specifically by each fund`s portfolio manager. T. Rowe Price has established an Investment Advisory Committee with respect to each fund, whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund`s investment program. The chairman of the committee for the Developing Technologies Fund is Jeffrey Rottinghaus. Mr. Rottinghaus has been chairman of the committee since 2005. He joined T. Rowe Price in 2001 and his investment management experience dates from that time. The current chairman of the committee for the Science & Technology Fund is Michael F. Sola. Mr. Sola has been chairman of the committee since 2002. He joined T. Rowe Price in 1994 and his investment management experience dates from 1997. Effective January 1, 2009, Kennard W. Allen will replace Mr. Sola as chairman and assume day-to-day responsibility for managing the Science & Technology Fund. Mr. Allen, who is currently a member of the Science & Technology Fund Investment Advisory Committee, joined T. Rowe Price in 2000 and his investment experience dates from 1999. The Statement of Additional Information for the T. Rowe Price family of funds, dated July 1, 2008, provides additional information about the current portfolio managers` compensation, other accounts managed by the portfolio managers, and their ownership of securities in the funds.

Fees and Expenses

Set forth in the following chart are the fees and expenses of the funds as of June 30, 2008, and pro forma fees and expenses, assuming the transaction takes place as scheduled.

Table 1  Fees and Expenses of the Funds
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption fee	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver	Net expenses

Developing Technologies	—a	0.90%	1.04%	1.94%	0.44%b	1.50%b
Science & Technology	—	0.65	0.32%	0.97	—	—
Pro Forma Combined	—	0.65	0.32%	0.97	—	—

aThe fund charged a 1.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. The redemption fee was eliminated effective July 28, 2008.

bEffective May 1, 2007, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through April 30, 2009, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 1.50%. However, no reimbursement will be made after April 30, 2011, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.50%. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Developing Technologies	$160	$574	$1,013	$2,235
Science & Technology	99	309	536	1,190
Pro Forma Combined	99	309	536	1,190

The investment management fee paid by both the Developing Technologies Fund and the Science & Technology Fund to T. Rowe Price includes a group fee and an individual fund fee.

For the period ended June 30, 2008, the management fees for the Developing Technologies Fund and Science & Technology Fund were 0.90% and 0.65%, respectively. The funds calculate and accrue the fees daily.Comparison of Investment Objectives and Policies
	Developing Technologies	Science & Technology
Objective	Long-term capital growth	Long-term capital appreciation
Principal Investment Strategy	Normally invests at least 80% of net assets in the common stocks of companies expected to generate a majority of their revenues from the advancement and use of developing technologies

Holdings can include a broad range of small, medium, and large companies, although the primary emphasis is on emerging technology stocks with a higher growth potential than established technology companies
Normally invests at least 80% of net assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and/or technology

Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology

Minimum Investment	$2,500	$2,500

Risk Factors

What are the main risks of investing in these funds and how do they differ?

The funds share certain risks because of their focus on technology stocks and related economic sectors. However, the Developing Technologies Fund is less diversified than the Science & Technology Fund within these sectors and is subject to greater volatility. While the Science & Technology Fund typically focuses on established technology companies, the Developing Technologies Fund concentrates on emerging companies and developing products and services. This concentration subjects the fund to the greater risk that smaller, unseasoned companies and products or services that at first appear promising may not prove commercially successful or may become obsolete quickly.

Since each fund is focused on the technology industry (and the Science & Technology Fund is also focused on the science industry), it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. In addition, technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines. A portfolio focused primarily on these types of stocks is likely to be much more volatile than one with broader diversification that includes investments in diverse economic sectors.

The level of risk will rise to the extent that a fund has significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

As with all equity funds, each fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held by a fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, each fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. The use of futures and options, if any, subjects a fund to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee a fund will achieve its objective.

What are the procedures for purchasing, redeeming, exchanging, and pricing shares?

The procedures for purchasing, redeeming, exchanging, and pricing shares of the two funds are identical. Both funds require a minimum initial investment of $2,500 and a minimum subsequent investment generally of $100.Redemption and exchange rights of the funds are identical. Shares of the funds may be redeemed at their respective net asset values; however, large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. Therefore, the funds have the right (without prior notice) to pay all or part of the proceeds of a large redemption (amounts over

$250,000 or 1% of the fund, whichever is less) with securities from their portfolio rather than in cash.The funds` procedures for pricing their shares are identical. Fund share prices are calculated at the close of the New York Stock Exchange (normally 4 p.m. ET) each day the exchange is open for business.

What are the funds` policies on dividends and distributions?

The funds` policies on dividends and distributions are identical. Each fund has a policy of distributing all of its net investment income and realized capital gains to its respective shareholders. Dividends from net investment income for each fund are declared annually. Distributions from net capital gains, if any, are usually declared and paid in December. Dividends and capital gain distributions are reinvested in additional shares unless the shareholder selects another option on the New Account Form.

What are the tax consequences of the reorganization?

The reorganization is designed to have no adverse tax consequences to the funds or their shareholders. Of course, fund shareholders who sell their shares may have a capital gain or loss. And, capital gain distributions from the funds are also taxable. The funds follow the same policies on reporting tax information to their shareholders and the IRS.

REASONS FOR THE REORGANIZATION

Reasons for the Reorganization and Liquidation

The Boards of Directors (Boards) of the Developing Technologies Fund and Science & Technology Fund, including a majority of the independent directors, have determined that the proposed transaction is in the best interests of the shareholders of the Developing Technologies Fund and the Science & Technology Fund and that the interests of shareholders of the Developing Technologies Fund and the Science & Technology Fund will not be diluted as a result of the proposed transaction.

In considering whether to recommend the approval of the transaction, the Boards reviewed the following matters and concluded that the transaction is in the best interests of the funds for the reasons indicated.The failure of the Developing Technologies Fund to grow to a reasonable size in its eight years has caused the fund`s expense ratio to remain relatively high. The fund has never been able to operate below its expense cap of 1.50%, and while the fund`s expense limitation has effectively muted any impact on shareholders, there is no requirement for T. Rowe Price to maintain the expense cap indefinitely. Based on the fund`s current size, actual expenses, and rate of growth to date, there appears to be little reason to expect that expenses will fall below the cap. The Science & Technology Fund is a much larger fund with a broader investment program and wider investor acceptance, and is a good option for those seeking to allocate a portion of their assets to technology companies.

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Developing Technologies Fund shareholders should benefit from the lower expense ratio of the Science & Technology Fund (0.97% vs. 1.50%, as of June 30, 2008) as well as the efficiencies associated with the much larger Science & Technology Fund in terms of portfolio investing, trading, and execution. The average annual total returns of the funds through June 30, 2008, are set forth below. Additional performance information is available later in this proxy statement.
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Average Annual Total Returns
Periods ended June 30, 2008	1 year	3 years	5 years	Since inception (8/31/00)
Developing Technologies	-17.92%	2.92%	6.27%	-9.96%
Periods ended June 30, 2008	1 year	3 years	5 years	10 years
Science & Technology	-6.60	5.61	7.52	-0.09

The objectives of the two funds are similar in that the Science & Technology Fund seeks to provide long-term capital appreciation and the Developing Technologies Fund seeks to provide long-term capital growth. However, the investment program of the Science & Technology Fund differs from the Developing Technologies Fund in that the Developing Technologies Fund focuses on emerging technology companies with developing technologies and services. The Science & Technology Fund is a much larger, more diversified fund that invests in a broad array of companies within a particularly volatile sector of the market.

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The transaction is not expected to create any tax liabilities for you; the exchange of shares will not be a taxable event. As a shareholder in the Developing Technologies Fund, you will carry over your cost basis and holding period that will apply to shares you will hold in the Science & Technology Fund.
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For all the reasons discussed, T. Rowe Price and the directors of your fund believe your interests will be better served over time by voting for this transaction.

In concluding to approve the proposed reorganization, the Board of the Developing Technologies Fund also considered that Developing Technologies Fund shareholders have the ability to redeem their shares at any time up to the date of the reorganization without the imposition of any sales charge or redemption fee. In concluding to approve the proposed reorganization, the Board of the Developing Technologies Fund approved the elimination of the fund`s redemption fee in light of the proposed reorganization. You do not need to vote on this matter.

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The assets of the Developing Technologies Fund will be transferred to the Science & Technology Fund at their fair market value on the valuation date of the transaction. Shares of the Science & Technology Fund equal in value to the assets will be received in exchange.
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Expenses of the transaction (other than fees of fund counsel and independent auditors, brokerage, taxes, and extraordinary items) will be borne by T. Rowe Price. However, because of the expense cap currently in place for the Developing Technologies Fund, any such counsel and audit fees will be paid by T. Rowe Price. Therefore, shareholders of the Developing Technologies Fund will not be diluted as a result of the transaction.
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If the Plan is not approved by the Developing Technologies Fund shareholders, its Board may consider other appropriate action, such as the liquidation of the Developing Technologies Fund or a merger or other business combination with an investment company other than the Science & Technology Fund. Such other actions may require shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the terms and conditions of the Plan is qualified by reference to the Plan, which is included as Exhibit A to this Statement.

Plan of Reorganization

If the shareholders of the Developing Technologies Fund approve the Plan, the reorganization of the Developing Technologies Fund will be consummated on or about November 17, 2008, or such other date as is agreed to by the Developing Technologies Fund and the Science & Technology Fund (Closing Date). The parties may postpone the Closing Date until a later date on which all of the conditions to the obligations of each party under the Plan are satisfied, provided that the Plan may be terminated by either party if the Closing Date does not occur on or before January 31, 2009. See "Conditions to Closing."

On the Closing Date, the Developing Technologies Fund will transfer substantially all of its assets to the Science & Technology Fund in exchange for shares of the Science & Technology Fund having an aggregate net asset value equal to the aggregate value of the assets so transferred as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (Valuation Date). The Science & Technology Fund will not assume or otherwise be responsible for any liabilities of the Developing Technologies Fund. The number of the Science & Technology Fund`s shares issued in the exchange will be determined by dividing the aggregate value of the assets of the Developing Technologies Fund transferred (computed in accordance with the policies and procedures set forth in the current prospectus of the Science & Technology Fund, subject to review and approval by the Developing Technologies Fund) by the net asset value per share of the Science & Technology Fund as of the close of regular trading on the Valuation Date. While it is not possible to determine the exact exchange ratio until the Valuation Date, due to, among other matters, market fluctuations and differences in the relative performance of the Developing Technologies Fund and the Science & Technology Fund, if the Valuation Date had been June 30, 2008, shareholders of the Developing Technologies Fund would have received 0.200 shares of the Science & Technology Fund for each of their fund shares held.

As soon as practicable after the Closing Date, the Developing Technologies Fund will distribute, in liquidation of the Developing Technologies Fund, pro rata to its shareholders of record as of the close of business on the Valuation Date, the full and fractional shares of the Science & Technology Fund received in the exchange. The Developing Technologies Fund will accomplish this distribution by transferring the Science & Technology Fund shares then credited to the account of the Developing Technologies Fund on the books of the Science & Technology Fund to open accounts on the share records of the Science & Technology Fund in the names of the Developing Technologies Fund`s shareholders, and representing the respective pro-rata number of the Science & Technology Fund`s shares due such shareholders. All issued and outstanding shares of the Developing Technologies Fund will then be simultaneously canceled.

Effective July 28, 2008, the Developing Technologies Fund eliminated its redemption fee. The Developing Technologies Fund was closed to investments by new accounts at 4 p.m. ET on August 15, 2008, and will be closed for purchases by existing accounts by September 15, 2008, although the fund reserves the right, in its sole discretion, to accept additional investments until the Closing Date. The services you have selected for your Developing Technologies Fund account will be applied to your account in the Science & Technology Fund, including the reinvestment or distribution of dividend and capital gain distributions, if any. If you invest systematically in the Developing Technologies Fund through the Automatic Asset Builder program, this program will automatically be carried over to the Science & Technology Fund (with the same date, amount, and frequency) unless you already have an account in the Science & Technology Fund as of the Valuation Date.

The stock transfer books of the Developing Technologies Fund will be permanently closed as of the close of business on the Valuation Date. The Developing Technologies Fund will only accept redemption requests received prior to the close of regular trading on the New York Stock Exchange on the Valuation Date. Redemption requests received thereafter will be deemed to be requests for redemption of the Science & Technology Fund shares to be distributed to fund shareholders pursuant to the Plan.

Conditions to Closing

The obligation of the Developing Technologies Fund to transfer its assets to the Science & Technology Fund pursuant to the Plan is subject to the satisfaction of certain conditions precedent, including performance by the Science & Technology Fund in all material respects of its agreements and undertakings under the Plan, receipt of certain documents from the Science & Technology Fund, receipt of an opinion of counsel to the Science & Technology Fund, and approval of the Plan by the shareholders of the Developing Technologies Fund as described above. The obligation of the Science & Technology Fund to consummate the reorganization is subject to the satisfaction of certain conditions precedent, including performance by Developing Technologies Fund of its agreements and undertakings under the Plan, receipt of certain documents and financial statements from the Developing Technologies Fund, and receipt of an opinion of counsel to the Developing Technologies Fund.

The consummation of the proposed transaction is subject to a number of conditions set forth in the Plan, some of which may be waived by the Boards of the funds. The Plan may be terminated and the proposed transaction abandoned at any time, before or after approval by the shareholders of the Developing Technologies Fund, prior to the Closing Date. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the meeting of shareholders of the Developing Technologies Fund that would detrimentally affect the value of the Science & Technology Fund`s shares to be distributed.

Expenses of Reorganization

T. Rowe Price is responsible for the payment of all expenses the funds incur in connection with the reorganization (other than fees of fund counsel and independent auditors, taxes, brokerage, or extraordinary items).

Tax Considerations

The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Code), with no gain or loss recognized as a consequence of the reorganization by the Science & Technology Fund and Developing Technologies Fund or their shareholders.

The consummation of the transaction contemplated under the Plan is conditioned upon receipt of an opinion from Willkie Farr & Gallagher LLP, counsel to both funds, to the effect that, on the basis of certain representations of fact by officers of the Developing Technologies Fund and the Science & Technology Fund, the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

No gain or loss will be recognized by the Science & Technology Fund or the Developing Technologies Fund or their shareholders as a result of the reorganization.

The Science & Technology Fund will assume the basis and holding periods of the Developing Technologies Fund`s assets.

Developing Technologies Fund shareholders will carry over the cost basis and holding periods of their Developing Technologies Fund shares to their new Science & Technology Fund shares.

To ensure that the transaction qualifies as a tax-free reorganization, it must meet certain requirements — the most important of which are that substantially all of the assets of the Developing Technologies Fund are transferred and that the Science & Technology Fund will maintain the historical business of the Developing Technologies Fund (as defined by the IRS). The proposed transaction will comply with these and all other relevant requirements.

Other tax consequences to shareholders of the Developing Technologies Fund are:

Certain assets held by the Developing Technologies Fund will likely be sold prior to the transaction and not acquired by the Science & Technology Fund. It is possible that any such sales will result in a taxable distribution to shareholders of the Developing Technologies Fund. The exact amount of such sales and whether and to what extent they will result in taxable distributions to shareholders of the Developing Technologies Fund will be influenced by a variety of factors and cannot be determined at this time.

Since the cost basis of the Developing Technologies Fund`s assets which are transferred will remain the same, gains or losses on their subsequent sale by the Science & Technology Fund will be shared with the shareholders of the Science & Technology Fund. The potential shifting of tax consequences related to this has been estimated by T. Rowe Price and is expected to be minor.

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It is anticipated that at the date of the reorganization, both the Developing Technologies Fund and the Science & Technology Fund may have tax basis net capital losses available to offset future tax basis net capital gains. The amount of any such tax basis net capital losses transferred by the Developing Technologies Fund to the Science & Technology Fund is expected to be immaterial. Additionally, applicable provisions of the Code may limit the ability of the Science & Technology Fund to use such losses to offset future gains, or may extend the period during which such offset would otherwise have occurred.

Shareholders should recognize that an opinion of counsel is not binding on the Internal Revenue Service (IRS) or on any court. The funds do not expect to obtain a ruling from the IRS regarding the consequences of the reorganization. Accordingly, if the IRS sought to challenge the tax treatment of the reorganization and was successful, neither of which is anticipated, the reorganization would be treated as a taxable sale of assets of the Developing Technologies Fund, followed by the taxable liquidation of the Developing Technologies Fund.

Description of Science & Technology Fund Shares

Full and fractional shares of the Science & Technology Fund will be issued to shareholders of the Developing Technologies Fund in accordance with the procedures under the Plan as described above. Each Science & Technology Fund share will be fully paid and nonassessable when issued, will have no preemptive or conversion rights, and will be transferrable on its books. Ownership of the Science & Technology Fund`s shares by former shareholders of the Developing Technologies Fund will be recorded electronically and the Science & Technology Fund will issue a confirmation to such shareholders relating to those shares acquired as a result of the reorganization. After the reorganization, former shareholders of the Developing Technologies Fund who were eligible to participate in the dividend reinvestment program, the automatic withdrawal plan, or the automatic investment plan will automatically become participants in the corresponding programs offered in respect of the Science & Technology Fund. However, automatic investment plans will not be applied to the Science & Technology Fund if the Developing Technologies Fund shareholder already has an identically registered account in the Science & Technology Fund on the Valuation Date.

The voting rights of the Developing Technologies Fund and the Science & Technology Fund are the same. As shareholders of the Science & Technology Fund, former shareholders of the Developing Technologies Fund will have the same voting rights with respect to the Science & Technology Fund as they currently have with respect to the Developing Technologies Fund. The Science & Technology Fund does not routinely hold special meetings of shareholders.

Capitalization

The following table shows the unaudited capitalization of the Developing Technologies Fund and the Science & Technology Fund as of June 30, 2008, and on a pro forma basis as of that date giving effect to the proposed acquisition of fund assets. The actual net assets of the Developing Technologies Fund and the Science & Technology Fund on the Valuation Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.

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Fund	Net Assets (000`s)	Net Asset Value Per Share	Shares Outstanding (000`s)

Developing Technologies	$42,308	$4.35	9,736
Science & Technology	2,399,626	21.78	110,195
Adjustment	—	—	1,942
Pro Forma Combined	2,441,934	21.78	112,137
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Other Matters

To the extent permitted by law, the Boards of the funds without shareholder approval may amend the Plan or may waive any default by the Developing Technologies Fund or the Science & Technology Fund or the failure to satisfy any of the conditions of their obligations, provided that no such amendment or waiver may be made if it would adversely affect shareholders of the Developing Technologies Fund or the Science & Technology Fund. The Plan may be terminated and the reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the Developing Technologies Fund by action of the Boards of the funds. The Boards of the funds may, at their election, terminate the Plan in the event that the reorganization has not closed on or before January 31, 2009.

FINANCIAL STATEMENTS

The financial statements in the funds` shareholder reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP. Financial highlights information for the funds are shown in the following tables. This information is contained in the May 1, 2008 prospectuses, the December 31, 2007 annual reports, and the June 30, 2008 semiannual reports for both the Developing Technologies and Science & Technology Funds.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which shareholders may wish to address to them.

Table 2  Financial Highlights
	Year ended December 31
Developing Technologies	2003	2004	2005a	2006a	2007a

Net asset value, beginning of period	$2.54	$4.12	$4.23	$4.39	$4.72
Income From Investment Operations
Net investment income	(0.03)b	(0.06)b	(0.05)b	(0.06)b	(0.06)b
Net gains or losses on securities (both realized and unrealized)	1.61	0.17	0.21	0.39	0.22
Total from investment operations	1.58	0.11	0.16	0.33	0.16
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value,end of period	$4.12	$4.23	$4.39	$4.72	$4.88
Total return	62.20%b	2.67%b	3.78%b	7.52%b	3.39%b
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,194	$48,430	$41,942	$48,410	$48,037
Ratio of expenses to average net assets	1.50%b	1.50%b	1.50%b	1.50%b	1.50%b
Ratio of net income to average net assets	(1.34)%b	(1.38)%b	(1.26)%b	(1.27)%b	(1.28)%b
Portfolio turnover rate	66.3%	79.0%	75.0%	89.2%	64.0%

aPer share amounts calculated using average shares outstanding method.

bExcludes expenses in excess of a 1.50% contractual expense limitation in effect through April 30, 2009.

Table 3  Financial Highlights
	Year ended December 31
Science & Technology	2003	2004	2005a	2006a	2007a

Net asset value, beginning of period	$12.43	$18.80	$19.10	$19.57	$20.96
Income From Investment Operations
Net investment income	(0.11)	(0.03)	(0.09)	(0.05)	(0.04)
Net gains or losses on securities (both realized and unrealized)	6.48	0.33	0.56	1.44	2.53
Total from investment operations	6.37	0.30	0.47	1.39	2.49
Less Distributions
Dividends (from net investment income)	—	—	—	—	—
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value,end of period	$18.80	$19.10	$19.57	$20.96	$23.45
Total return	51.25%	1.60%	2.46%	7.10%	11.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,380	$3,905	$3,220	$2,735	$2,674
Ratio of expenses to average net assets	1.09%	1.01%	1.00%	0.97%	0.94%
Ratio of net income to average net assets	(0.73)%	(0.15)%b	(0.45)%	(0.27)%	(0.17)%
Portfolio turnover rate	47.8%	54.5%	59.2%	101.3%	80.3%

aPer share amounts calculated using average shares outstanding method.

bIncludes the effect of a one-time special dividend (0.54% of average net assets) that is not expected to recur.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES,
AND RESTRICTIONS

The investment objectives, policies, and restrictions of the funds are described in greater detail in their prospectuses.

Investment Objectives and Policies

In seeking to achieve their respective investment objectives, the funds are guided by similar but different investment policies and restrictions which should be considered by the shareholders of the Developing Technologies Fund. Unless otherwise specified, the investment policies and restrictions of the Science & Technology Fund and the Developing Technologies Fund described below may be changed without shareholder approval. Fundamental policies may not be changed without the approval of the lesser of (i) 67% or more of a fund`s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of a fund`s outstanding shares.

Developing Technologies Fund. The Developing Technologies Fund seeks to provide long-term capital growth.

The fund will normally invest at least 80% of net assets in the common stocks of companies we expect to generate a majority of their revenues from the advancement and use of developing technologies. Our primary emphasis will be on emerging companies that are developing new technologies and services with attractive long-term growth prospects, in our view. Some of the industries likely to be included in the portfolio are:

communications - voice, data, and wireless;

Internet infrastructure - hardware, software, and networking equipment;

semiconductors - components and equipment;

computers - hardware and software; and

e-commerce (companies doing business through the Internet) and data processing services.

We invest across a broad range of small, medium, and large companies, although our primary emphasis will be on emerging technology stocks with a higher growth potential than established technology companies. However, the portfolio may also contain stocks of companies with more proven records of developing and marketing breakthroughs in technology. The fund may look for opportunities to invest in suitable developing technology companies through initial public offerings (IPOs). Stock selection emphasizes a growth approach based on comprehensive research that evaluates a company`s prospects for above-average, sustainable earnings growth. The portfolio may include companies that are not directly involved in technology research and development, but that should benefit from advances in the field.

In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets are invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Science & Technology Fund. The Science & Technology Fund seeks to provide long-term capital appreciation.

The fund will normally invest at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and/or technology. Some of the companies likely to be included in the portfolio operate in such industries as:

electronics, including hardware, software, and components;

communications;

e-commerce (companies doing business through the Internet);

information services;

media;

life sciences and health care;

environmental services;

chemicals and synthetic materials; and

defense and aerospace.

Stock selection generally reflects a growth approach based on intensive research that assesses a company`s fundamental prospects for above-average earnings. Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The fund may invest in suitable technology companies through initial public offerings (IPOs).

In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described on the previous page, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets are invested in U.S. common stocks, the fund may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

What are the funds` investment restrictions?

The investment restrictions of both funds are the same.

ADDITIONAL INFORMATION ABOUT THE FUNDS

How has each fund performed?

The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

Table 4  Average Annual Total Returns  (Continued)
	Periods ended December 31, 2007
	1 year	5 years	Since inception (8/31/00)
Developing Technologies Fund
Returns before taxes	3.39%	13.95%	-9.18%
Returns after taxes on distributions	3.39	13.95	-9.24
Returns after taxes on distributions and sale of fund shares	2.20	12.26	-7.41
S&P 500 Index	5.49	12.83	1.26
Lipper Science & Technology Funds Index	16.76	15.65	-9.93
	1 year	5 years	10 years
Science & Technology Fund
Returns before taxes	11.88	13.54	2.19
Returns after taxes on distributions	11.88	13.54	1.34
Returns after taxes on distributions and sale of fund shares	7.72	11.89	1.89
S&P 500 Index	5.49	12.83	5.91
Lipper Science & Technology Funds Index	16.76	15.65	5.66

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

S&P 500 Index tracks the stocks of 500 U.S. companies.

Who are the principal holders of each fund`s shares?

Table 5 sets forth the persons, if any, owning more than 5% of each fund`s outstanding common stock as of June 30, 2008.

Table 5  Record/Beneficial Ownership of the Funds` Shares (Continued)
Fund	Shareholder	# of Shares	%
Developing Technologies	TRP Finance, Inc. Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department P.O. Box 89000 Baltimore, Maryland 21289	668,465 776,687	6.87 7.98
Science & Technology	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Baltimore, Maryland 21297	20,520,869	18.50

As of June 30, 2008, the executive officers and directors of the Science & Technology Fund, as a group, beneficially owned, directly or indirectly, 84,726.523 shares, representing less than 1% of its outstanding stock.

Who are the funds` transfer agent and custodians?

T. Rowe Price Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, serves as the transfer agent and dividend disbursing agent for the funds. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the funds` domestic securities and JPMorgan Chase Bank, London, Woolgate House, Coleman Street, London, EC2P 2HD, England, is the custodian for the funds` foreign securities.

Management Discussion of Acquiring Fund (As of December 31, 2007)

The Acquiring Fund`s annual shareholder report contained a review and analysis of the Science & Technology Fund for the period ending December 31, 2007. The letter to shareholders from the chairman of the Acquiring Fund`s investment advisory committee, dated January 24, 2008, is set forth below:

In 2007, science and technology stocks started out better than they ended. The year began with a vibrant economic outlook and the start of some previously delayed software and hardware product releases.

Management Discussion (continued)

Stocks rallied in the first half of 2007, but in the second half, signs of a slowing economy, falling house prices, and the meltdown of the subprime mortgage market led to considerable volatility and a sharp decline in several of the market`s sectors, including science and technology. When stock markets are strong, technology stocks generally outperform the overall market; when markets are weak, they generally underperform. That wasn`t quite the pattern in 2007 because tech stocks—despite slipping in the fourth quarter—slightly outperformed the weak market. With the stock market`s steep decline since the beginning of the new year, we are seeing the normal pattern return. As we write this letter, tech stocks are now generally underperforming the overall market.

For the 12 months ended December 31, 2007 your fund returned 11.88%, outperforming the unmanaged S&P 500 Stock Index but lagging the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. (Advisor Class shares returned 11.74%, reflecting their different fee structure.) For the six-month period, the fund`s results bested the S&P 500. Tech performance, particularly in the last quarter, was concentrated in a few high-growth companies, as reflected by comparing the 9.5% return of the equal-weighted Merrill Lynch Technology 100 Index with the 16.76% return of the more concentrated Lipper index. Another phenomenon worth noting is that in 17 of the last 20 years, technology stocks rallied in the fourth quarter. In 2007, tech stocks disregarded the historical pattern and slumped in the year`s final quarter.

Performance Comparison
Periods Ended 12/31/07	6 Months	12 Months
Science & Technology Fund	0.56%	11.88%
Science & Technology Fund - Advisor Class	0.52	11.74
S&P 500 Stock Index	-1.37	5.49
Lipper Science & Technology Funds Index	5.81	16.76

Market Environment

Science and technology stocks could not overcome the weakening economic conditions in the U.S. and the world`s other developed countries. In the face of the subprime mortgage meltdown, slumping housing prices, and higher energy prices, consumers and businesses began to pull back and curtail spending in the second half of 2007. Since much of consumer tech spending is discretionary, a worsening economic climate usually results in reduced or delayed technology purchases. A consumer who is spending a small fortune to fill the gas tank of an SUV can wait to buy a second flat-screen television, upgrade his or her laptop computer, or buy the cutting-edge home theater

Management Discussion (continued)

system. Businesses, which rely heavily on technology to improve their operating efficiencies, will buy the additional servers they need to run their businesses, but they will postpone the purchases of the latest wireless communications device or software package if they see their sales and cash flows deteriorating. However, unlike the 2000-to-2002 economic slowdown, corporate customers are not saddled with excess computing or network capacity. Once the economy turns around, business technology spending is likely to ramp up rather quickly.

Also contributing to the downbeat environment is the inventory of semiconductors in the technology supply chain. Given the gloomy economic outlook early in 2008, it appears that the current inventory may be greater than end users need. A year ago, there were an excessive number of chips in the pipeline, but strong demand from personal computer and mobile handset manufacturers, who consume more than 40% of the chips manufactured, reduced the inventory to manageable levels. Even though the rate of production slowed the excess supply to about 5% by the end of November, with the weakened economy, it may take until the end of 2008 before the current bulge in the chip supply is fully absorbed.

Portfolio Review

The fund remains broadly diversified across the principal segments of the science and technology sector. Semiconductor companies accounted for 22% of the portfolio. Over the last six months, we increased our holdings in telecom equipment and hardware to 20% and 18%, respectively, buying Dell and Network Appliance. By realizing gains from Electronic Arts, Salesforce.com, and Adobe Systems, we reduced our software exposure by five percentage points. We also decreased our media exposure, dropping to 7% from 10%. Given our cautious outlook for technology stocks in general, we maintained our reserves at about 9% of the portfolio. (Please see the portfolio of investments in the shareholder report for a complete listing of holdings and the amount each represents in the portfolio.)

Our best contributors during the past six months were Apple, Electronic Arts, Juniper Networks, and Google. Apple`s stock more than doubled during 2007 as earnings kept being revised upward due to the strong sales from the new products the company released during the year. Apple seems to have figured out how to consistently develop products that consumers find useful and easy to use, and the fund continues to own Apple stock. Electronic Arts, the gaming software company, experienced a spurt in sales, thanks to the popularity of next-generation gaming platforms. In an effort to improve its margins, the company is restructuring its work force and shifting work to lower-cost locations. After a very difficult year in 2006, Juniper Networks rebounded. The company has released new products directed toward

Management Discussion (continued)

both service providers and enterprise networks, and it is executing well. Google remains a dominant Internet player and continues to find new opportunities to generate revenue and earnings.

The laggards were Marvell Technology, Finisar, and Xilinx. Large amounts of research and development spending took a toll on Marvell Technology`s earnings, but the company is investing in developing chips for converged solutions, such as Apple`s iPhone, which has cellular, video, and storage functions. With its experience in chip integration, Marvell Technology is well positioned to serve these devices. Finisar makes pluggable optical Ethernet components. Even though we believe the company has an experienced management team and a promising outlook with accelerating sales growth and expanding margins, it struggled in the second half of the year. We still like the company and are maintaining our position. Xilinx, which makes chips for wireline, wireless, and networking communications systems, slipped along with the other chip companies during the second half. We like Xilinx`s positioning in the marketplace and the company`s focus on improving its cost structure.

Strategy Review and Outlook

As we move into 2008, we face some formidable hurdles. Since the new year, the stock market has dropped dramatically, and the slowing U.S. economy may or may not enter a recession this year. The Federal Reserve has already cut its target interest rate five times since last summer, including an extraordinary cut as we were writing this letter. The market expects the central bank to continue to lower rates in order to revive the economy. The policy of easing should help, but we don`t know when the economy will respond to these lower interest rates.

Rising commodity prices are another obstacle. Oil prices, which touched $100 a barrel in early January 2008, are significantly higher than they were a year ago. Prices for gold, iron, and copper show no sign of slackening any time soon. The Fed is likely to continue cutting short-term rates, but it must walk a fine line to keep inflation from rising beyond its elevated levels. We also face uncertainty about the country`s political leadership, which could change from a government divided between a Democratic Congress and a Republican White House to one in which both branches could be under Democratic control.

Until corporations have a better understanding of how the U.S. economy is going to play out this year, they are likely to keep a tight grip on their technology budgets. With Europe`s slowing growth and Japan`s stagnant economy and stronger yen, those regions are unlikely to generate much demand for IT equipment and software upgrades. Emerging markets, however, continue to be fertile fields for technology sales. Although emerging markets represent a relatively small

Management Discussion (continued)

percentage of the overall IT market, they are a disproportionately large contributor to growth. We expect their demand to remain robust. Consumers, who have been on a sustained technology spending spree for the past several years, are likely to curtail their purchases of electronic equipment and gadgets from MP3 players to personal navigation devices. The problem is that since so much consumer spending on technology is tied to the holidays, we may have to wait until next fall to get a more accurate reading on consumer technology purchases.

As we have discussed in earlier reports, tech companies have initiated a number of significant product cycles—such as on-demand software, virtualization, next-generation gaming consoles, and widespread adoption of broadband delivery—that offer investors some promising opportunities. Growth for on-demand software has grown rapidly, as customers recognize the benefits from "renting" software that is accessed through the Web rather than paying a large upfront charge to buy software applications housed on a customer`s computer. On-demand software lowers the cost of deployment, and the user benefits from more frequent upgrades that can be immediately posted and made available for distribution. Server virtualization, which allows a single physical server to function as multiple logical servers, is beginning to gather momentum because users get better utilization of their hardware and reduce their power consumption. Another development that continues to grow in importance is the distribution of video over the Internet, which requires significant network and storage upgrades.

The recovery in technology spending over the last few years has allowed companies to improve operating margins to levels not seen since 2000. With such high margins, future stock performance will need to come from a combination of increasing valuation multiples and accelerating sales growth rather than operating leverage. At present, we believe expectations for 2008 earnings are too optimistic, given the obstacles that we see in the economy and the marketplace. We don`t believe that earnings will grow faster in 2008 than they did in 2007, but our view seems to be in the minority—at least at the start of the year. We`ll be a lot more comfortable when earnings estimates come down to more realistic levels.

Unlike the downturn that started in 2000, we believe tech valuations relative to the overall market are currently much more reasonable on a historic and relative basis. We have positioned the portfolio to take advantage of those stocks with reasonable valuations that more accurately priced in the lower expectations we have for this year. We have increased our exposure to semiconductors and tech companies with broad international exposure. We also remain focused on

Management Discussion (continued)

companies with growing market share and strong management teams that are positioned to benefit from the opportunities regardless of the economic and IT spending environment.

The views and opinions in the report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund`s future investment intent.

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(End of December 31, 2007 Management Discussion)
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Management Discussion of Acquiring Fund (As of June 30, 2008)

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The Acquiring Fund`s semiannual shareholder report contained a review and analysis of the Science & Technology Fund for the period ending June 30, 2008. The letter to shareholders from the chairman of Acquiring Fund`s investment advisory committee, dated July 18, 2008, is set forth below.
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Stocks were volatile during the first half of 2008. Investor pessimism increased late in the period and, by early July, the Dow Jones Industrial Average and the S&P 500 Stock Index slipped into bear market territory (commonly defined as a drop of 20% or more from their highs). Benefiting from strong demand and rising prices, energy and materials were the only sectors that were able to generate positive returns. Science and technology stocks were caught in the market`s downdraft, but there was a slight consolation. In periods of weak markets, tech stocks generally underperform the market. In the first six months of 2008, however, tech stocks and the Science & Technology Fund may have lost ground, but they held up better than the overall market.
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For the six-month period ended June 30, 2008, the fund returned

-7.12%, outperforming the unmanaged S&P 500 Index and the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. (Advisor Class shares returned
-7.18%, reflecting their different fee structure.) For the past eight years, technology stocks generally have not done well in the first half of the year, and we seem to be keeping to this pattern for the first half of 2008.
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Management Discussion (continued)
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Performance Comparison
Periods Ended 6/30/08	6 Months
Science & Technology Fund	-7.12%
Science & Technology Fund - Advisor Class	-7.18
S&P 500 Stock Index	-11.91
Lipper Science & Technology Funds Index	-12.51
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Market Environment
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Science and technology stocks could not overcome the weakening economic conditions in the U.S. and the world`s other developed countries. Moreover, they could not avoid the fallout from the housing crisis and the financial market turmoil. The markets current downward slide has unmistakable similarities to the collapse of the tech bubble in 2000. Prior to Y2K, the high demand for computers, software, and network infrastructure created overcapacity. By 2001, tech purchases dropped off precipitously, earnings for tech companies decreased, and technology stocks dragged down the rest of the market. The market spent two years in a downward spiral. Today, we are looking at a real estate bubble where people bought houses they really could afford only if housing prices kept rising. The collapse in the housing market and the increase in foreclosures have pulled down the financials, which in turn weighed on the rest of the market, except for energy and materials. Unlike in 2000, when the technology sector precipitated the market`s collapse, this time tech is along for the ride. Well-managed tech companies generating good earnings and cash flow are delivering solid growth, yet they are selling at a fraction of their values from a year ago.
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Portfolio Review
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The fund remains broadly diversified across the principal segments of the science and technology sector. Semiconductor companies accounted for 21% of the portfolio. Other major components include software at 20% and telecommunications equipment at 19%. Since our last report, we trimmed hardware, semiconductors, and telecommunication and increased the fund`s allocation to software and media. In addition, we ended the period with a higher-than-normal level of cash reserves. Given our cautious outlook for technology stocks in general, we ended the reporting period with reserves at about 7% of assets.
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Our best absolute contributors during the past six months were Qualcomm, Marvell Technology Group, and Xilinx. Demand for 3-G, or third generation, phones with high-speed data capabilities drove demand for Qualcomm`s chipsets. Marvell saw a sales spurt in its chips for converged solutions, such as Apple`s popular iPhone, which has

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Management Discussion (continued)

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cellular, video, and storage functions. New top management at Xilinx helped the semiconductor company realize better margins on increased sales.

Our overweight in semiconductors benefited returns this period. The demand for multifunction chips used in telecommunication helped our digital semiconductor holdings such as Broadcom, Altera, and PMC-Sierra. Analog semiconductor companies National Semiconductor and Analog Devices generated strong six-month performance on investors` belief that the semiconductor cycle had bottomed. We added well-managed semiconductor equipment makers KLA-Tencor and ASML Holding, which also gained on the expectation that semiconductor companies would need new equipment to begin increasing production of next-generation chips.
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Among our software holdings, applications companies Digital River and Salesforce.com gained, but Adobe Systems declined. Demand for Nintendo Wii game platform and software remained strong, and, more importantly, the Wii has found success outside of the traditional young male garners. Gaming software maker Electronic Arts had extremely weak performance after reporting solid sales but lower margins and poor cash flow. The company is seeking approval for its proposed acquisition of Take-Two Interactive, which will add the hot-selling game Grand Theft Auto to its lineup. With new titles coming out and tighter controls, we think Electronic Arts` outlook for the remainder of 2008 looks good. We added to our position, and the stock is now our largest holding.
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Although the fund`s IT services holdings represent a small proportion of the overall portfolio, they performed strongly this period. Accenture, a global consulting and services company, reported solid earnings growth on the strength of its outsourcing business.

With few exceptions, most hardware companies lost ground during the period. Computer maker Dell, storage giant EMC, contract manufacturer Foxconn, communications equipment company Motorola, and networking equipment companies Cisco Systems, Ciena, and Juniper Networks all tumbled. Even Apple, despite strong demand for its iPhone, fell. We used the opportunity to buy more shares. We eliminated BlackBerry maker Research In Motion. We believe that mobile communication devices are evolving into portable Internet devices and will be used less for voicemail and e-mail. We believe the BlackBerry is likely to lose market share in the future to devices like the iPhone, and its premium valuation makes the stock susceptible to a significant correction even with good fundamental results.

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Management Discussion (continued)

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Strategy Review and Outlook

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Given the current uncertain U.S. economy, consumers and businesses are likely to spend cautiously on technology equipment and services in this year`s final two quarters, which historically have been the strongest for the sector. We are also concerned that tech companies` high margins limit their ability to grow earnings, which means that future stock performance must come from increased sales.

Expectations are running high that tech stocks will repeat the pattern of the previous seven years and rebound strongly in the year`s second half. We are a little leery, to say the least. High oil prices and the lack of consumer confidence don`t augur well for consumer spending on tech. Corporations may need a clearer view of how the U.S. economy is going to play out this year. Until they do, they are likely to keep a tight grip on their technology budgets. With Europe`s slowing growth and Japan`s stagnant economy and stronger yen, those regions are unlikely to generate much demand for IT equipment and software upgrades. Unlike the tech downturn that started in 2000, we believe valuations relative to the overall market are currently much more reasonable on a historical and relative basis. We have positioned the portfolio to take advantage of those stocks with reasonable valuations that have more accurately priced in the lower expectations we have for this year. We also remain focused on companies with growing market share and strong management teams that are positioned to benefit from the opportunities regardless of the economic and IT spending environment.

The views and opinions in this report were current as of June 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund`s future investment intent.
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(End of June 30, 2008 Management Discussion)
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FURTHER INFORMATION ABOUT VOTING
AND THE SPECIAL MEETING
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Who is asking for my vote?

For the reasons set forth under "Reasons for the Reorganization," the Board of the Developing Technologies Fund has asked that you vote on the matters listed in the notice of special meeting of shareholders. The votes will be formally counted at the special meeting on Tuesday, October 21, 2008, and if the special meeting is adjourned, at any later meeting. You may vote in person at the special meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on August 25, 2008 (record date), are notified of the meeting and are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund they held as of August 25, 2008. The notice of special meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 5, 2008. In some cases, the fund may mail only one copy of this Proxy Statement to households in which more than one person in the household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact us at 1-800-541-5910. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, call us at 1-800-541-5910.

Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What is the required quorum?

To hold a meeting for the fund, a majority of the fund`s shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of a proposal are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. Shares voted against a proposal will be voted against the proposed adjournment. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the corporation`s shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR ALL proposals.

Abstentions and "broker nonvotes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Broker nonvotes are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund`s outstanding shares, abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the special meeting?

The management of the funds knows of no other business that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Is the fund required to hold annual meetings?

Under Maryland law, the fund is not required to hold an annual meeting. The Board of the fund has determined that the fund will take advantage of this Maryland law provision to avoid the significant expense associated with holding an annual meeting, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Board determines otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by the fund`s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202, within a reasonable time before the fund begins to print and mail its proxy materials.

How can proxies be recorded?

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You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Broadridge Financial Solutions, who the fund has retained to tabulate the votes at an estimated cost of $20,000, to be borne by T. Rowe Price and not the fund. In addition, the fund has arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders` identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the fund, or T. Rowe Price may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders` instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The cost of preparing, assembling, mailing, and transmitting proxy materials and of soliciting proxies on behalf of the Board will be borne by T. Rowe Price. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the fund, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Science & Technology Fund are being passed upon by Willkie Farr & Gallagher LLP, 1875 K Street, NW, Washington, D.C. 20006.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made this 26th day of August 2008, by and between T. Rowe Price Science & Technology Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquiring Fund"), and T. Rowe Price Developing Technologies Fund, Inc., a corporation organized and existing under the laws of Maryland (the "Acquired Fund").

W I T N E S S E T H:

The Acquiring Fund and the Acquired Fund are each registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company. The Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest. The Acquiring Fund and the Acquired Fund have agreed to combine through the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value one cent ($0.01) per share, of the Acquiring Fund (the Acquiring Fund Shares) and the distribution of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. The Acquiring Fund wishes to enter into a definitive agreement setting forth the terms and conditions of the foregoing transactions as a "plan of reorganization" and "liquidation" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code).

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.Assets to be Transferred

A.Reorganization. Prior to the close of regular trading on the New York Stock Exchange (the Exchange) on the Closing Date (as hereinafter defined), all the assets of the Acquired Fund, net of appropriate reserves and those assets described in paragraph 1.C., shall be delivered as provided in paragraph 2.C. to State Street Bank and Trust Company, custodian of the Acquired Fund`s U.S. assets (the Custodian), or, in the case of securities maintained outside of the United States, JPMorgan Chase Bank, London (the Foreign Custodian), if applicable, in exchange for and against delivery by the Acquiring Fund to the Acquired Fund on the Closing Date of a number of Acquiring Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund so transferred, assigned and delivered, all determined and adjusted as provided in paragraph 1.B. Notwithstanding the foregoing, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets of the Acquired Fund and at least 70% of the fair market value of the gross assets of the Acquired Fund as described on the "Valuation Date" (hereinafter defined).

B.Valuation. The net asset value of shares of the Acquiring Fund and the value of the assets of the Acquired Fund to be transferred shall, in each case, be computed as of the close of regular trading on the Exchange on the Valuation Date (as hereinafter defined). The net asset value of the Acquiring Fund Shares shall be computed in the manner set forth in the Acquiring Fund`s current prospectus and statement of additional information under the Securities Act of 1933 (the 1933 Act) and the 1940 Act. The value of the assets of the Acquired Fund to be transferred shall be computed by the Acquiring Fund in accordance with the policies and procedures of the Acquiring Fund as described in the Acquiring Fund`s current prospectus and statement of additional information under the 1933 Act and the 1940 Act, subject to review and approval by the Acquired Fund and to such adjustments, if any, agreed to by the parties.

C.Excludable Assets. If on the Closing Date the assets of the Acquired Fund include accounts receivable, causes of actions, claims and demands of whatever nature, contract rights, leases, business records, books of accounts, and shareholder records, the Acquiring Fund may for reasonable cause refuse either to accept or to value such assets (other than fully collectible and transferable dividends, interest, and tax refunds). For purposes of this paragraph l.C., "reasonable cause" includes the inability to obtain a reliable value, the likelihood of engaging in protracted collection efforts, or the likelihood of engaging in burdensome administrative responsibilities to receive value. In addition, there shall be deducted from the assets of the Acquired Fund described in paragraph 1.A. assets not transferred pursuant to paragraph 1.A. and cash in an amount estimated by the Acquired Fund to be sufficient to pay all the liabilities of the Acquired Fund, including, without limitation, (i) amounts owed to any shareholders including declared but unpaid dividends and amounts owed to any former shareholders in respect of redemptions in the ordinary course of business; (ii) accounts payable and other accrued and unpaid expenses incurred in the normal operation of its business up to and including the Closing Date; and (iii) the costs and expenses, if any, incurred by the Acquired Fund in making and carrying out this Agreement, other than costs and expenses to be paid for by T. Rowe Price Associates, Inc. ("T. Rowe Price").

2.Definitions

A.Closing and Closing Date. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the Closing) shall be conducted at the offices of the Acquiring Fund in Baltimore, Maryland, beginning at 10 a.m., eastern time, on November 17, 2008, or at such other place or on such later business day as may be agreed upon by the parties. In the event that on the Valuation Date (i) the Exchange is closed or trading thereon is restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the Acquired Fund assets or the net asset value of the Acquiring Fund Shares is impractical, the Closing shall be postponed until the first business day after the first business day when trading on the Exchange or elsewhere shall have been fully resumed and reporting thereon shall have been restored, or such other business day as soon thereafter as may be agreed upon by the parties. The date on which the Closing actually occurs is herein referred to as the "Closing Date."

B.Valuation Date. The business day immediately preceding the Closing Date shall be the "Valuation Date." The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the Valuation Date. The Acquired Fund shall only accept redemption requests received by it in proper form prior to the close of regular trading on the Exchange on the Valuation Date.

Redemption requests received thereafter shall be deemed to be redemption requests for Acquiring Fund shares to be distributed to Acquired Fund shareholders pursuant to the Plan (assuming that the transactions contemplated by this Agreement have been consummated).

C.Delivery. Portfolio securities shall be delivered by the Acquired Fund to the Custodian or the Foreign Custodian, to be held until the Closing for the account of the Acquired Fund, no later than three (3) business days preceding the Closing (the Delivery Date), duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash of the Acquired Fund shall be delivered by the Acquired Fund on the Closing Date and shall be in the form of currency or wire transfer in federal funds, payable to the order of the Custodian or the Foreign Custodian. A confirmation for the Acquiring Fund Shares, credited to the account of the Acquired Fund and registered in the name of the Acquired Fund, shall be delivered by the Acquiring Fund to the Acquired Fund at the Closing.

3.Failure to Deliver Securities. If, on the Delivery Date, the Acquired Fund is unable to make delivery under paragraph 2.C. to the Custodian or the Foreign Custodian of any of the portfolio securities of the Acquired Fund, the Acquiring Fund may waive the delivery requirements of paragraph 2.C. with respect to said undelivered securities, if the Acquired Fund has delivered to the Custodian or the Foreign Custodian by or on the Delivery Date and, with respect to said undelivered securities, such documents in the form of executed copies of an agreement of assignment and escrow agreement and due bills and the like as may be required by the Acquiring Fund or the Custodian or the Foreign Custodian, including brokers` confirmation slips.

4.Post-Closing Distribution and Liquidation of the Acquired Fund. As soon as practicable after the Closing, the Acquired Fund shall pay or make provisions for all of its debts, taxes, and other liabilities and shall distribute all of the remaining assets thereof to the shareholders of the Acquired Fund. At, or as soon as may be practicable following the Closing Date, the Acquired Fund shall for federal income tax purposes be liquidated and distribute the Acquiring Fund Shares received hereunder by instructing the Acquiring Fund that the pro-rata interest (in full and fractional Acquiring Fund Shares) of each of the holders of record of shares of the Acquired Fund as of the close of business on the Valuation Date as certified by the Acquired Fund`s transfer agent (the Acquired Fund Record Holders) be registered on the books of the Acquiring Fund in the names of each of the Acquired Fund Record Holders. The Acquiring Fund agrees to comply promptly with said instruction. All issued and outstanding shares of the Acquired Fund shall thereupon be cancelled on the books of the Acquired Fund. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety, or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper, and correct. The Acquiring Fund shall record on its books the ownership of Acquiring Fund Shares by Acquired Fund Record Holders. No redemption or repurchase of any Acquiring Fund Shares credited to Acquired Fund Record Holders in respect of the Acquired Fund Shares represented by unsurrendered stock certificates shall be permitted until such certificates have been surrendered to the Custodian for cancellation. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the name of the Acquired Fund Record Holder on the books of the Acquiring Fund as of the Closing Date shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

5.Acquired Fund Securities. The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund`s portfolio investments as of the date of execution of this Agreement. The Acquired Fund may sell any of these investments and will confer with the Acquiring Fund with respect to investments for the Acquired Fund. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund`s investment objectives, policies, and restrictions and a list of the investments, if any, on the list referred to in the first sentence of this paragraph 5 that do not conform to such objectives, policies, and restrictions. In the event that the Acquired Fund holds any investments that the Acquiring Fund may not hold or that the Acquiring Fund reasonably determines that it is in the best interests of its shareholders not to hold, the Acquired Fund will, consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of such investments prior to the Closing Date, provided, however, that in no event will the Acquired Fund be required to take any action that is inconsistent with paragraph 8.M. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain any investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Acquired Fund will, if requested by the Acquiring Fund, in a manner consistent with the foregoing and its own policies and restrictions, use its reasonable efforts to dispose of an amount of such investments sufficient to avoid violating such limitations as of the Closing Date. On the Delivery Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the securities then owned by the Acquired Fund (the Securities List), which shall be prepared in accordance with the requirements of the Code and the regulations promulgated thereunder for specific identification tax lot accounting and which shall clearly reflect the basis used for determination of gain and loss realized on the partial sale of any security transferred to the Acquiring Fund. The records from which the Securities List will be prepared shall be made available by the Acquired Fund prior to the Closing Date for inspection by the Acquiring Fund`s treasurer or his designee or the auditors of the Acquiring Fund upon reasonable request.

6.Liabilities and Expenses. The Acquiring Fund shall not assume any of the liabilities of the Acquired Fund, and the Acquired Fund will use its reasonable efforts to discharge all its known liabilities, so far as may be possible, prior to the Closing Date. The Acquiring Fund shall not be responsible for any of the Acquired Fund`s expenses in connection with the carrying-out of this Agreement.

7.Legal Opinions.

A.Opinion of Acquired Fund Counsel. At the Closing, the Acquired Fund shall furnish the Acquiring Fund with such written opinions (including opinions as to certain federal income tax matters) of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquiring Fund.

B.Opinion of Acquiring Fund Counsel. At the Closing, the Acquiring Fund shall furnish the Acquired Fund with a written opinion of Willkie Farr & Gallagher LLP, and the factual representations supporting such opinions which shall be, in form and substance reasonably satisfactory to the Acquired Fund.

8.Acquired Fund Representations, Warranties, and Covenants. The Acquired Fund hereby represents and warrants to the Acquiring Fund, and covenants and agrees with the Acquiring Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquired Fund as of December 31, 2007, and for the year then ended heretofore delivered to the Acquiring Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquired Fund as of said date and for the period covered thereby;

B.that the Acquired Fund will furnish to the Acquiring Fund an unaudited statement of assets and liabilities, including the schedule of portfolio investments (or a statement of net assets in lieu of a statement of assets and liabilities and a schedule of portfolio investments), and the related statement of operations and statement of changes in net assets of the Acquired Fund for the period commencing on the date following the date specified in paragraph 8.A. above and ending on June 30, 2008. These financial statements will be prepared in accordance with generally accepted accounting principles and will reflect all liabilities of the Acquired Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, will present fairly the financial position and results of operations of the Acquired Fund as of the dates of such statements and for the periods covered thereby;

C.that there are no legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund, overtly threatened against the Acquired Fund which would individually or in the aggregate materially affect the financial condition of the Acquired Fund or the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

D.that the execution and delivery of this Agreement by the Acquired Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors by vote taken at a meeting of the Board of Directors of the Acquired Fund duly called and held on July 22, 2008, and that the Acquired Fund will (i) take all steps necessary duly to call, give notice of, convene, and hold a meeting of the shareholders of the Acquired Fund as soon as practicable and in accordance with applicable Maryland and federal law, for the purpose of approving this Agreement and the transactions contemplated herein and for such other purposes as may be necessary and desirable, and (ii) recommend to such shareholders the approval of this Agreement and the transactions contemplated herein and such other matters as may be submitted to such shareholders in connection with the transactions contemplated herein;

E.that from the date of this Agreement through the Closing Date, there shall not have been:

(1)any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund (other than changes in the ordinary course of its business or relating to the transactions contemplated by this Agreement, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had a material adverse effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquired Fund referred to in paragraphs 8.A. and 8.B. above;

(2)any loss (whether or not covered by insurance) suffered by the Acquired Fund materially and adversely affecting the assets of the Acquired Fund, other than depreciation of securities;

(3)issued any option to purchase or other right to acquire stock of the Acquired Fund of any class granted by the Acquired Fund to any person (excluding sales in the ordinary course and a dividend reinvestment program);

(4)any indebtedness incurred by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund, except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

(5)any amendment to the Articles of Incorporation or By-Laws of the Acquired Fund except to effectuate the transactions contemplated hereunder or otherwise as disclosed in writing to the Acquiring Fund; or

(6)any grant or imposition of any lien, claim, charge, or encumbrance upon any asset of the Acquired Fund except as provided in the current prospectus and statement of additional information of the Acquired Fund or so long as it will not prevent the Acquired Fund from complying with paragraph 8.I.;

F.that there are no material contracts outstanding to which the Acquired Fund is bound other than as disclosed to the Acquiring Fund;

G.that the Acquired Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquired Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return other than with respect to all such matters which are not material individually or in the aggregate;

H.that, as promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Acquired Fund for federal income tax purposes;

I.that on the Closing Date the Acquired Fund will have good and marketable title to the assets of the Acquired Fund to be conveyed hereunder, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities whatsoever, and full right, power, and authority to sell, assign, transfer, and deliver such assets and shall deliver such assets to the Acquiring Fund as set forth in paragraph 1.A. hereof. Upon delivery of such assets, the Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims, and equities, except as to adverse claims of which the Acquiring Fund has notice at or prior to the time of delivery. Except as set forth on the Securities List, none of the securities comprising the assets of the Acquired Fund will be "restricted securities" under the 1933 Act or the rules and regulations of the Securities and Exchange Commission (the Commission) thereunder;

J.that the Proxy Statement/Prospectus (hereinafter defined) at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, will conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 (the 1934 Act) and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquiring Fund to the Acquired Fund;

K.that the Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound and that this Agreement constitutes a valid and legally binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

L.that the Acquired Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code; and

M.that the Acquired Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end company.

9.Acquiring Fund Representations, Warranties, and Covenants. The Acquiring Fund hereby represents and warrants to the Acquired Fund, and covenants and agrees with the Acquired Fund:

A.that the audited statement of assets and liabilities, including the schedule of portfolio investments, and the related statement of operations and statement of changes in net assets of the Acquiring Fund as of December 31, 2007, and for the year then ended heretofore delivered to the Acquired Fund were prepared in accordance with generally accepted accounting principles, reflect all liabilities of the Acquiring Fund, whether accrued or contingent, which are required to be reflected or reserved against in accordance with generally accepted accounting principles, and present fairly the financial position and results of operations of the Acquiring Fund as of said date and for the period covered thereby;

B.that there are no legal, administrative, or other proceedings pending or, to its knowledge, overtly threatened against the Acquiring Fund which would individually or in the aggregate materially affect the financial condition of the Acquiring Fund`s ability to consummate the transactions contemplated hereby;

C.that the execution and delivery of this Agreement by the Acquiring Fund and the consummation of the transactions contemplated herein have been authorized by the Board of Directors of the Acquiring Fund by vote taken at a meeting of the Board of Directors of the Acquiring Fund duly called and held on July 22, 2008, and that approval by the Acquiring Fund`s shareholders of this Agreement or the consummation of the transactions contemplated herein is not required under applicable Maryland and federal law;

D.that from the date of this Agreement through the Closing Date, there shall not have been any material change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course, changes in the net asset value per share, redemptions in the ordinary course of business, and changes in sales volume), which has had an adverse material effect on such business, results of operations, assets, or financial condition, except in all instances as set forth in the financial statements of the Acquiring Fund referred to in paragraph 9.A. and 9.B.;

E.that the Acquiring Fund is registered with the Commission under the 1940 Act, classified as a management investment company, and subclassified as an open-end diversified company;

F.that the shares of the Acquiring Fund to be issued pursuant to paragraph 1.A. will be duly registered under the 1933 Act by the Registration Statement (hereinafter defined) in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

G.that the Acquiring Fund Shares are duly authorized and validly issued and are fully paid, nonassessable, and free of any preemptive rights and conform in all material respects to the description thereof contained in the Proxy Statement/Prospectus as in effect on the Closing Date and at the time of the liquidation of the Acquired Fund set forth in paragraph 4.;

H.that the Acquiring Fund is not, and the execution, delivery, and performance of this Agreement will not result, in a material violation of any provision of the Acquiring Fund`s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound, and that this Agreement constitutes a valid and legally binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, except as enforceability may be affected by bankruptcy laws, laws affecting creditors generally, and general principles of equity;

I.that the Acquiring Fund will take all actions within its control necessary to cause the exchange of Acquiring Fund Shares for assets of the Acquired Fund made under this Agreement to qualify, as of and after the Closing, as a reorganization within the meaning of Section 368(a)(1)(C) of the Code;

J.that the Acquiring Fund has filed all federal, state, and local tax returns and reports required by law to have been filed, that all federal, state, and local income, franchise, property, sales, employment, or other taxes payable pursuant to such returns and reports have been paid so far as due, or provision has been made for the payment thereof, and that, to the knowledge of the Acquiring Fund, no such return is currently under audit and no assessment has been asserted with respect to any such return, other than with respect to all such matters those which are not material individually or in the aggregate;

K.that the Proxy Statement/Prospectus at the time of delivery by the Acquired Fund to its shareholders in connection with the meeting of shareholders to approve this transaction, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., as amended or as supplemented if it shall have been amended or supplemented, and the Registration Statement on the effective date thereof, on the Closing Date and at the liquidation of the Acquired Fund set forth in paragraph 4., will conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, except that no representations or warranties in this section apply to statements or omissions which are based on written information furnished by the Acquired Fund to the Acquiring Fund; and

L.the current prospectus and statement of additional information of the Acquiring Fund (copies of which have been delivered to the Acquired Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

10.Certain Conditions.

Unless waived by the parties in writing in their sole discretion, all obligations of the parties hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

A.Registration Statement and Proxy Statement/Prospectus. The Acquiring Fund will file a registration statement on Form N-14 with the Commission under the 1933 Act in order to register the Acquiring Fund Shares to be issued hereunder. Such registration statement in the form in which it shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, such registration statement as amended, is referred to herein as the "Registration Statement." The Acquiring Fund will file preliminary proxy materials with the Commission under the 1940 Act and the 1934 Act, relating to the meeting of the shareholders of the Acquired Fund at which this Agreement and the transactions herein contemplated will be considered and voted upon, in the form of a combined proxy statement and prospectus and related statement of additional information included in the Registration Statement. The combined proxy statement and prospectus and related statement of additional information that is first filed pursuant to Rule 497(b) under the 1933 Act is referred to herein as the "Proxy Statement/Prospectus." The Acquiring Fund and the Acquired Fund each will exert reasonable efforts to cause the Registration Statement to become effective under the 1933 Act as soon as practical and agree to cooperate in such efforts. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act. Upon effectiveness of the Registration Statement, the Acquired Fund will cause the Proxy Statement/Prospectus to be delivered to the shareholders of the Acquired Fund entitled to vote on the transactions contemplated by this Agreement at least 20 days prior to the date of the meeting of shareholders called to act upon such transactions.

B.Shareholder Vote. The obligations of the Acquired Fund under this Agreement shall be subject to the shareholders of the Acquired Fund duly approving the execution and delivery of this Agreement and the transactions contemplated herein.

C.Pending or Threatened Proceedings. On the Closing Date, no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

D.Appropriate Articles. The Acquired Fund shall execute and cause to be filed with the Maryland State Department of Assessments and Taxation, such articles of transfer, articles of dissolution, articles supplementary or other documents, as necessary to eliminate designation of the Acquired Fund, as appropriate.

E.Declaration of Dividend. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund shareholders all of the investment company taxable income and realized capital gain for all taxable periods of the Acquired Fund which are required to be distributed to avoid federal income or excise tax applicable to regulated investment companies.

F.State Securities Laws. The parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

G.Performance of Covenants. Each party shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Date and the Closing Date.

H.Representations and Warranties. The representations and warranties of each party set forth in this Agreement will be true and correct on the Closing Date, and each party shall deliver to the other a certificate of a duly authorized officer of such party to that effect.

11.Notices. All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to the Acquiring Fund or Acquired Fund:

David Oestreicher, Esquire
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Fax Number (410) 345-6575

with a copy to:

Joel H. Goldberg, Esquire
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Fax Number (212) 728-9289

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

12.Termination.

A.This Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other, if the conditions specified in paragraphs 8., 9., and 10. have not been performed or do not exist on or before January 31, 2009.

B.In the event of termination of this Agreement pursuant to paragraph 12.A. of this Agreement, neither party (nor its officers or directors) shall have any liability to the other.

13.Exhibits. All Exhibits shall be considered as part of this Agreement.

14.Miscellaneous. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. It shall be governed by, construed, and enforced in accordance with the laws of the State of Maryland. The Acquired Fund and the Acquiring Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. The Acquired Fund and the Acquiring Fund agree that no party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder for a period of three years thereafter. The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. Whenever used herein, the use of any gender shall include all genders.

15.Amendments. The Acquired Fund and the Acquiring Fund by mutual consent of their Boards of Directors or authorized committees or officers may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of stockholders of the Acquired Fund at which action upon the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the stockholders of the Acquired Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner which would materially and adversely affect the rights of such stockholders without their further approval.

16.Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

17.Liability.

A.The Acquired Fund and the Acquiring Fund acknowledge and agree that all obligations of the Acquired Fund under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Acquired Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquired Fund.

B.The Acquiring Fund and the Acquired Fund acknowledge and agree that all obligations of the Acquiring Fund under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and by their officers thereunto duly authorized, as of the day and year first above written.

WITNESS:	T. ROWE PRICE Science & Technology Fund, INC.
__________________	By_______________________(SEAL)
Patricia B. Lippert	Michael F. SolaTitle: President

WITNESS:	T. ROWE PRICE Developing Technologies Fund, Inc.
__________________	By_______________________(SEAL)
Patricia B. Lippert	David Oestreicher Title: Vice President